Statements of Operations - USD ($)	7 Months Ended	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2015
Revenue
Cost of revenue
Gross profit
Operating expenses
General and administrative	$ 707	$ 101,024
Total operating expenses	707	101,024
Operating loss from operations	$ (707)	$ (101,024)
Other income (expenses)
Loss from operations before income taxes	$ (707)	$ (101,024)
Provision for income tax
Net loss	$ (707)	$ (101,024)
Basic and diluted net loss per share (in dollars per share)	$ 0	$ (0.01)
Weighted average number of shares outstanding (in shares)	20,000,000	20,052,055